================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 23, 2004
                                                         ------------------





                             SALON MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                   0-26395                   94-3228750
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)



              22 Fourth Street, 11th Floor, San Francisco, CA 94103
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:   (415) 645-9200
                                                      --------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


On September 23, 2004, the Board of Directors of Salon Media Group, Inc. (Salon), pursuant to its bylaws, appointed Deepak Desai as a Class I director. Mr. Desai has agreed to become a director with the understanding that he would be issued common stock options of Salon upon approval of the Salon Media Group, Inc. 2004 Stock Plan, to be voted upon by Salon's shareholders at its next annual meeting scheduled to occur on November 10, 2004. Mr. Desai, a financial expert as defined by the rules of the Securities and Exchange Commission, was appointed to serve on Salon's Audit Committee.


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SALON MEDIA GROUP, INC.

Dated:  9/29/04                       /s/ Elizabeth Hambrecht
                                      ------------------------------------------
                                      Elizabeth Hambrecht, President, Chief
                                      Financial Officer and Secretary




                                        2